Exhibit 1.A(10)

                                                     FOR HOME OFFICE USE ONLY:
                                                     File No. __________________
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, NY 10017-3206

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                 APPLICATION FOR UNIVERSAL LIFE INSURANCE-PART 1

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SECTION A: TYPE OF LIFE INSURANCE POLICY

1. What type of policy are you applying for?
[ ]  Variable Universal Life [ ]  Fixed Universal Life

2. Do you want to insure only yourself (single life) or you and another person (survivorship life)?
[ ] Single Life [ ] Survivorship Life (pays benefit after both insureds have died)

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SECTION B: PROPOSED INSURED #1

1. Name: (Mr./Ms./Mrs./Dr./Prof.)_______________________________________________
                                  First Name      Middle Initial      Last Name

2. Sex: [ ]M [ ]F  3. Social Security #:[ ] [ ] [ ]- [ ] [ ]-[ ] [ ] [ ] [ ]

4. U.S. Citizen: [ ] Yes [ ] No

5. Date of birth: [ ] [ ]-[ ] [ ]- [ ] [ ] [ ] [ ]
                   Month    Day        Year

6. Birthplace:__________________________________________________________________
                          City/State/Country (if outside the U.S.)

7. Residential address/street: _________________________________ Apt. #: _______

   City: _________________________________ State: ________________ Zip: ________

8. Daytime phone #: (___)____-______ Evening phone #: (____) _____- ____________

9. Best day(s) to call: _______________ Best time of day to call: ______________

10. Fax #: (_____) _______-____________ 11. E-Mail address: ____________________

12. Driver's license #: ________________ 13. State issued:______________________

14. Current employer's name: ___________________________________________________

15. Employer's address/street: _________________________________________________

    City: __________________________ State: ________________ Zip: ______________

16. Occupation: ______________________ 17. Length of employment: _______________

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SECTION C: PROPOSED INSURED #2 (ONLY COMPLETE THIS SECTION IF APPLYING FOR
           SURVIVORSHIP COVERAGE)

1. Name: (Mr./Ms./Mrs./Dr./Prof.)_______________________________________________
                                  First Name      Middle Initial      Last Name

2. Sex: [ ]M [ ]F  3. Social Security #:[ ] [ ] [ ]- [ ] [ ]-[ ] [ ] [ ] [ ]

4. U.S. Citizen: [ ] Yes [ ] No

5. Date of birth: [ ] [ ]-[ ] [ ]- [ ] [ ] [ ] [ ]
                   Month    Day        Year

6. Birthplace:__________________________________________________________________
                          City/State/Country (if outside the U.S.)

7. Residential address/street: _________________________________ Apt. #: _______

   City: _________________________________ State: ________________ Zip: ________

8. Daytime phone #: (___)____-______ Evening phone #: (____) _____- ____________

9. Best day(s) to call: _______________ Best time of day to call: ______________

10. Fax #: (_____) _______-____________ 11. E-Mail address: ____________________

12. Driver's license #: ________________ 13. State issued:______________________

14. Current employer's name: ___________________________________________________

15. Employer's address/street: _________________________________________________

    City: __________________________ State: ________________ Zip: ______________

16. Occupation: ______________________ 17. Length of employment: _______________


AM-VUL1.01                       Page 1 of 9


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SECTION D: BASE POLICY AND PAYMENT INFORMATION (SEE "APPLICATION INSTRUCTIONS"
           FOR DETAILS)

1.   Have you received an illustration for this policy? Yes[ ] No [ ]
     If "Yes," please refer to the page entitled [An overview of your VUL policy] in the illustration for details on completing this section as well as Section E below. Also, see the APPLICATION INSTRUCTIONS for additional information.

2. What initial face amount do you want on your policy (i.e., "death benefit")? $___________________________

3.   What premium amount do you want to pay ("planned premium")?
     $___________________________

a.   How do you want to pay it?  [ ]  Annually  [ ]  Semiannually
     [ ]  Quarterly  [ ]  Monthly*

     *Monthly payments can be made only by electronic funds transfer (EFT).

b. Will you be making any ADDITIONAL premium payments into this policy when it's issued? [ ] Yes [ ] No
     If yes, how much? $______________ Is this money coming from another life insurance policy? Yes [ ] No [ ]

4.   Which death benefit option do you want: [ ] Option 1 - Level
                                                 (death benefit equals
                                                 amount of insurance)

                                             [ ] Option 2 - Increasing
                                                 (death benefit equals amount of
                                                 insurance plus policy cash
                                                 value)

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SECTION E: ADDITIONAL POLICY BENEFITS (RIDERS)

IMPORTANT NOTE: Adding any of the following features ("riders") to your base policy affects the premium amount you need to pay. In particular, the required premium for the guaranteed minimum death benefit rider varies depending on the benefit period over which the rider is in effect. Please see the APPLICATION INSTRUCTIONS for additional information on completing this section.

Depending on the type of policy you're applying for, check off the rider(s) you'd like to add to your base policy:

RIDERS FOR FIXED UNIVERSAL LIFE ONLY:
[ ] Automatic increase rider [ ] Four year level term rider [ ] Waiver of monthly charges rider
                                                           (single life only)

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RIDERS FOR VARIABLE UNIVERSAL LIFE ONLY:

[ ] Automatic increase rider [ ] Four year level term rider [ ] Waiver of monthly charges
                                                            rider (single life
                                                            only)

[ ] Guaranteed minimum death benefit rider to age*:   65   75    85 (circle one)
    (*if a survivorship policy, period is based on younger proposed insured's age)

[ ] Single life level term rider (survivorship life only):

    Death benefit amount of rider: $___________________
    ($100,000 minimum)

    Individual to be insured by rider: _________________________________________
    (must be either proposed insured on base policy)

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SECTION F: OWNER/TRUST INFORMATION (DO NOT COMPLETE IF PROPOSED INSURED(S) WILL
           OWN POLICY)

IF A PERSON OTHER THAN THE PROPOSED INSURED WILL OWN THIS POLICY, COMPLETE THIS PORTION ONLY:


1. Owner Name: (Mr./Ms./Mrs./Dr./Prof.)_________________________________________
                                  First Name      Middle Initial      Last Name

2. Social Security #:[ ] [ ] [ ]- [ ] [ ]-[ ] [ ] [ ] [ ]

3. Date of birth: [ ] [ ]-[ ] [ ]- [ ] [ ] [ ] [ ]
                   Month    Day        Year

4. Residential address/street: _________________________________ Apt. #: _______

   City: ____________________________________ State: ________________ Zip: _____

5. Daytime phone #: (___)____-______

IF A TRUST OR BUSINESS WILL OWN THIS POLICY, COMPLETE THIS PORTION ONLY:

1. Name of trust or business: __________________________________________________

2. Name of trustee or corporate officer: _______________________________________

3. Taxpayer ID #: _________________________ 4. Daytime phone #: (___) ___-____

5. Address/street: _____________________________________________________________

   City: ______________________________________ State: ______________ Zip:______


AM-VUL1.01                           Page 2 of 9


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SECTION G: BENEFICIARY INFORMATION

Please use the REMARKS/DETAILS box in Section I if you need more space to name your beneficiaries.

BASE POLICY BENEFICIARIES:

You can designate both primary and contingent beneficiaries to receive the death benefit proceeds payable under your VUL policy. You may name more than one beneficiary in a class. Unless otherwise specified, the surviving beneficiaries within a class (primary then contingent) will share equally in the death benefit proceeds. Or, if no beneficiary is living when the proceeds become due, the proceeds will be paid to the insured's/insureds' estate.

If a trust or business is the owner of the policy, then the trust or business is typically also the beneficiary. Variations may have tax consequences, so you should consult your own attorney or tax advisor for assistance.

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Primary beneficiary(ies)            Relationship to     Date of  Social Security
         name(s)           Address  proposed insured     birth    or tax ID #
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Contingent beneficiary(ies)          Relationship to    Date of  Social Security
         name(s)           Address   proposed insured    birth     or tax ID #
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SINGLE LIFE LEVEL TERM RIDER BENEFICIARIES:

IF YOU SELECTED THE SINGLE LIFE LEVEL TERM RIDER IN SECTION E, YOU ALSO NEED TO NAME A BENEFICIARY(IES) TO RECEIVE THE BENEFITS PAYABLE UNDER THE RIDER. IF YOU DID NOT CHOOSE THE RIDER, THEN LEAVE THE REMAINDER OF THIS SECTION BLANK.

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Primary beneficiary(ies)            Relationship to     Date of  Social Security
         name(s)           Address  proposed insured     birth    or tax ID #
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Contingent beneficiary(ies)          Relationship to    Date of  Social Security
         name(s)           Address   proposed insured    birth     or tax ID #
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SECTION H: ADDITIONAL PARTY TO RECEIVE PREMIUM NOTICES

Premium notices will be mailed to the owner(s). If you want an additional party to receive a copy of the notice, please complete the following mailing information:

Name:_______________________________________  Phone #: (____) ______-___________

Address/street:_________________________________________________________________

City:_____________________________________State:___________________ Zip:________


AM-VUL1.01                      Page 3 of 9

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SECTION I: PRELIMINARY UNDERWRITING INFORMATION

IF THE ANSWER IS "YES" TO ANY OF THE QUESTIONS LISTED BELOW, PROVIDE FULL DETAILS IN THE SPACE FOR EACH QUESTION. IF YOU NEED ADDITIONAL SPACE, PLEASE USE THE REMARKS/DETAILS BOX ON THE NEXT PAGE.

1. Do you have any other existing life insurance?

------------------------------------------------------------------------------------------------------------------------------------
                    Company name       Policy type      Amount of insurance     Business or Personal     Policy #     Year issued
------------------------------------------------------------------------------------------------------------------------------------
Proposed insured #1 ----------------------------------------------------------------------------------------------------------------
   [ ] Yes  [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
Proposed insured #2 ----------------------------------------------------------------------------------------------------------------
   [ ] Yes  [ ]  No
------------------------------------------------------------------------------------------------------------------------------------


2. Will any existing life insurance or annuity be replaced, changed or used to pay for the insurance applied for in this application?


----------------------------------------------------------------------------------------------------------
                    Company name       Policy type      Amount of insurance    Policy #     Year issued
----------------------------------------------------------------------------------------------------------
Proposed insured #1 --------------------------------------------------------------------------------------
   [ ] Yes  [ ]  No
----------------------------------------------------------------------------------------------------------

Proposed insured #2 --------------------------------------------------------------------------------------
   [ ] Yes  [ ]  No
----------------------------------------------------------------------------------------------------------


3. Within the last 6 months has any physician or medical practitioner diagnosed or treated you for heart trouble, stroke, or cancer?

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

4.   Have you ever used any form of tobacco or nicotine-based product?

     Proposed insured #1 [ ] Yes  No [ ]
                         If "Yes," when did you last use tobacco or nicotine-based product: ________________________________________
                                                  Month/Year
                         Type_______________________ Quantity __________________

     Proposed insured #2 [ ] Yes  No [ ]
                         If "Yes," when did you last use tobacco or nicotine-based product: ________________________________________
                                                 Month/Year
                         Type_______________________ Quantity __________________

5. Are you contemplating the purchase of other life insurance with any other company? (If "Yes," please indicate the type of insurance and amount.)

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

6. Have you had life, health or disability insurance rated, modified, rejected or canceled within the past 5 years?

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

7. Are you currently receiving disability income? (If "Yes," please indicate the reason.)

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________


AM-VUL1.01                           Page 4 of 9

8. Do you fly or have you flown as a pilot, co-pilot or crew member of an aircraft? (If "Yes," please provide details; if "No," indicate whether you plan on participating in any of these activites in the future.)

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

9. Within the past 2 years, have you participated in auto, boat or motorcycle racing, skin or scuba diving, hang gliding, mountain or rock climbing, sky diving or parachuting? (If "Yes," please specify activity and date of most recent participation.)

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________


10. Do you have any intention of traveling or residing outside the U.S. or Canada within the next 12 months? (If "Yes," please indicate purpose of travel, locations and length of visit.)

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

11.  Within the past 5 years have you had:

     a.   Two or more moving violations or traffic accidents?

          Proposed insured #1 [ ] Yes [ ]  No __________________________________
          Proposed insured #2 [ ] Yes [ ]  No __________________________________


     b. Your driver's license suspended or revoked, or have you been convicted of driving under the influence of alcohol or drugs?

          Proposed insured #1 [ ] Yes [ ]  No __________________________________
          Proposed insured #2 [ ] Yes [ ]  No __________________________________

12.  Have you ever been convicted of a misdemeanor or a felony?

     Proposed insured #1 [ ] Yes [ ]  No _______________________________________
     Proposed insured #2 [ ] Yes [ ]  No _______________________________________

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     Remarks/Details





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     Home Office Endorsements (FOR HOME OFFICE USE ONLY):




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     Counselor/consultant:
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AM-VUL1.01                        Page 5 of 9

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SECTION J: APPLICATION AUTHORIZATION

I (WE) UNDERSTAND that the insurance applied for will not take effect unless and until, during the lifetime(s) of the proposed insured(s), TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has both: (1) received the full first premium payment and (2) approved the insurance applied for on the life of the proposed insured(s). TIAA-CREF Life will notify you in writing of the approval date.

I (WE) AUTHORIZE any physician, medical practitioner, psychiatrist, psychologist, hospital, Veterans Administration clinic or other medical or medical-related facility, or mental health facility, the Medical Information Bureau ("MIB"), insurance company, consumer reporting agency, other organization, institution or person that has any records or knowledge of me (us) or my (our) health or mental condition, general character, driving records, and hobbies of a hazardous nature, to give to TIAA-CREF Life, its reinsurers, or the MIB, or other persons or organizations performing business or legal services in connection with my (our) application for insurance, or as may be otherwise lawfully required, or as I (we) may further authorize any such information. I
(We) further authorize a consumer reporting agency to make an investigative report on me (us) if it is requested by TIAA-CREF Life.

I (WE) UNDERSTAND the information obtained by use of this Authorization will be used by TIAA-CREF Life to determine my (our) eligibility for insurance. Any information obtained will not be released by TIAA-CREF Life to any person or organizations in an individually identifiable form EXCEPT to reinsuring companies, or other persons or organizations performing business or legal services in connection with my (our) application for insurance, or as may be otherwise lawfully required or as I (we) may further authorize.

To facilitate rapid submission of such information, I (we) authorize all said sources to give such records or knowledge to any agency employed by TIAA-CREF Life to collect and transmit such information. A photographic copy of this Authorization shall be as valid as the original. I (we) agree this Authorization shall be valid for two years from the date shown below, and that upon request I
(we) have a right to receive a copy of this Authorization. I (We) also acknowledge receipt of the written notices of my (our) rights under state and Federal Fair Credit Reporting Acts and the MIB.

TIAA-CREF Life may change this application by an appropriate notation in the space marked "Home Office Endorsements" to correct apparent errors or omissions and to conform it with any policy rider that may be issued. No change will be made in the amount of insurance, plan of insurance, classification of risks, or benefits without the owner's consent. Acceptance of any policy issued under this application ratifies any amendments.

To the best of my (our) knowledge and belief, all of the above answers are true and complete. These answers, together with those provided in Part II of the Application, are my Application. I (we) understand TIAA-CREF Life will rely upon the information provided herein, and that such statements and answers are given as an inducement to TIAA-CREF Life to consider issuing the insurance applied for.

ANY PERSON WHO KNOWINGLY, AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND/OR CIVIL PENALTIES.

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If the proposed insured(s) will own this policy, complete A only.

If a person other than the proposed insured will own this policy, complete A AND B.

If a trust or business will own this policy, complete A AND C.
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A

x_______________________________________________________________________________
 Signature of proposed insured #1                             Date

________________________________________________________________________________
 Signature of proposed insured #2                             Date
 (for survivorship policy only)

________________________________________________________________________________
Signed at (City, State)

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B
x ______________________________________     ___________________________________
Signature of owner                Date            Signed at (City, State)

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C
x ______________________________________________________________________________
Signature of authorized trustee/corporate officer               Date

________________________________________________________________________________
Name of trust/business

________________________________________________________________________________
Signed at (City, State)

================================================================================

AM-VUL1.01                       Page 6 of 9
[ XXX ] [ [

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================================================================================
  SUPPLEMENTAL QUESTIONNAIRE FOR VARIABLE UNIVERSAL LIFE INSURANCE APPLICANTS
         SUITABILITY     ALLOCATION OF PREMIUMS      DOLLAR COST AVERAGING
--------------------------------------------------------------------------------
COMPLETE THIS PORTION OF THE APPLICATION ONLY IF YOU'RE APPLYING FOR VARIABLE UNIVERSAL LIFE INSURANCE.
================================================================================
SECTION A: PROPOSED INSURED(S) & OWNER

This supplement is attached to and made part of the application for Variable Universal Life insurance of:


1. Proposed insured #1 name: ___________________________________________________

2. Social Security #: [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ]

3. Proposed insured #2 name: ___________________________________________________

4. Social Security #: [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ]

5. Owner's name (if different from above): _____________________________________

================================================================================
SECTION B: FINANCIAL INFORMATION/SUITABILITY

1.   Owner's annual income:

     a.   Earned income (e.g., salary, commissions, fees, etc.)

     [ ] $0 - $25,000      [ ] $50,001 - $100,000    [ ] $150,001 - $200,000

     [ ] $25,001 - $50,000 [ ] $100,001 - $150,000   [ ] Over $200,000

     b.   Unearned income (e.g., interest, dividends, alimony, etc.)

     [ ] $0 - $25,000      [ ] $50,001 - $100,000    [ ] $150,001 - $200,000

     [ ] $25,001 - $50,000 [ ] $100,001 - $150,000   [ ] Over $200,000

2.   Owner's tax bracket: ____%

3. Owner's net savings and investments (Please include only information about assets held as investments such as stocks, bonds, mutual funds, money market accounts, etc., and exclude personal residence, automobiles, jewelry or other non-investment property)

     [ ] $0 - $50,000         [ ] $150,001 - $200,000    [ ] $350,001 - $500,000

     [ ] $50,001 - $100,000   [ ] $200,001 - $250,000    [ ] Over $500,000

     [ ] $100,001 - $150,000  [ ] $250,001 - $350,000    [ ] Over $1 million

4.   Owner's investment experience:

     Indicate your level of experience with each type of investment listed below. IF YOU DO HAVE SOME LEVEL OF EXPERIENCE WITH AN INVESTMENT, INDICATE BOTH THE NUMBER OF YEARS AND WHETHER YOU CURRENTLY OWN IT OR NOT.

                                            IF YOU DO HAVE EXPERIENCE...
                                     -------------------------------------------
                                     how many years?      do you currently own?
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Stock mutual funds          [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

Bond mutual funds           [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

International mutual funds  [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

Money market mutual funds   [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

Individual stocks           [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

Bonds                       [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

International securities    [ ] NONE    ______ Years       [ ] Yes    [ ]  NO

Options                     [ ] NONE    ______ Years       [ ] Yes    [ ]  NO


AM-VUL1.01                           Page 7 of 9                          [XXX]

5. Have you reviewed the investment risk tolerance questionnaire to determine your willingness to accept investment volatility? [ ] Yes [ ] No

6.   What is your investment risk tolerance? (Please select only one)
     [ ] Conservative (preservation of principal)
     [ ] Moderate Conservative (income with little growth)
     [ ] Moderate (growth & income)
     [ ] Moderate Aggressive (growth)
     [ ] Aggressive (aggressive growth)

7.   Source of funds for policy premiums:
     [ ] From annual income
     [ ] Sale of stocks or stock mutual funds
     [ ] Savings account or money market
     [ ] Cash values from another life insurance policy
     [ ] Bank certificate of deposit
     [ ] Sale of bonds or bond mutual funds
     [ ] Borrowing money
     [ ] Other (please explain) ________________________________________________

8.   Purpose for purchasing this VUL policy:
     [ ] Death benefit
     [ ] Pay for child's education
     [ ] Supplemental retirement income
     [ ] Other (please specify and indicate the anticipated timing) ____________
         _______________________________________________________________________

9.   Years until owner's retirement: _____________

10.  Owner's dependents: # of dependents ______________ ages ___________________
     Optional:
     Name _______________________ age _____________
     Name _______________________ age _____________
     Name _______________________ age _____________
     Name _______________________ age _____________
     Name _______________________ age _____________

================================================================================
SECTION C: ALLOCATION OF PREMIUMS

How would you like to allocate the portion of your premium that can be invested in the investment options available under this Variable Universal Life policy?

USE ONLY WHOLE PERCENTAGES. ALLOCATION MUST TOTAL 100%.

[Fixed-rate Account:           _____%
Stock Index Account:           _____%
Growth Equity Account:         _____%
Growth & Income Account:       _____%
International Equity Account:  _____%
Social Choice Equity Account]: _____%
TOTAL                            100%

IMPORTANT NOTE: During the "right to cancel period," we will allocate any net premiums to the Fixed-rate Account. After the period is over, we will reallocate the amount in the Fixed-Rate Account in accordance with your most recent allocation instructions.

If you'd like to receive the STATEMENTS OF ADDITIONAL INFORMATION, which supplement the prospectuses for the TIAA-CREF Life Funds and TIAA-CREF Life's Variable Universal Life Insurance policy, check here: [ ]


AM-VUL1.01                      Page 8 of 9                                [XXX]

SECTION D: DOLLAR COST AVERAGING

After the "right to cancel" period, you can make scheduled transfers from the Fixed-rate Account to one or more of the variable accounts indicated below. The minimum amount per transfer from the Fixed-rate Account is $100.

Amount per transfer: $______________________
(in whole dollars only)

Frequency of transfers: [ ] Monthly [ ] Quarterly
(if you don't indicate the frequency, we will make monthly transfers)

Number of scheduled transfers: _________________________________________________
(if you don't indicate a number, we will continue to make transfers until the policy value in the Fixed-rate Account is $0)

            INDICATE HOW THE SCHEDULED TRANSFERS SHOULD BE INVESTED:

[Stock Index Account:          _____%
Growth Equity Account:         _____%
Growth & Income Account:       _____%
International Equity Account:  _____%
Social Choice Equity Account]: _____%
TOTAL                            100%

================================================================================
SECTION E: ACKNOWLEDGEMENT

I (WE) ACKNOWLEDGE that I (we) have received a current prospectus booklet for TIAA-CREF Life's variable universal life insurance policy and the TIAA-CREF Life Funds and have read and understood all provisions of this application.

I (WE) UNDERSTAND that the death benefit, policy value and cash surrender value under a VUL insurance policy may increase or decrease daily, depending upon the following factors: the amount and timing of premium payments; the investment experience of the variable investment accounts; the amount of interest credited to the Fixed-rate Account; and the amount of charges deducted from premiums and the policy value.

I (WE) UNDERSTAND that there is no minimum guaranteed cash surrender value under a VUL policy.

I (WE) CERTIFY that the information I (we) have provided is true and accurate.

x__________________________________________      _______________________________
   Signature of owner(s)            Date            Signed at (City, State)

x__________________________________________      _______________________________
   Signature of authorized          Date             Name of trust/business
  trustee/corporate officer

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    FOR HOME OFFICE USE ONLY:
















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AM-VUL1.01                        Page 9 of 9
             Teachers Personal Investors, Inc. Services-Distributor        [XXX]